Exhibit 24

                               POWER OF ATTORNEY


New York, New York
January 20, 1999

KNOW ALL MEN BY THESE PRESENTS:

               WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $10.0 billion of Notes and Warrants to be offered by the Company; and

               WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel E. Somers and Nicholas S. Cyprus, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto, and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of January, 1999.




                                                Edward M. Dwyer
                                                Vice President and Treasurer

                               POWER OF ATTORNEY



New York, New York
January 20, 1999


KNOW ALL MEN BY THESE PRESENTS:

               WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $10.0 billion of Notes and Warrants to be offered by the Company; and

               WHEREAS, the undersigned is both a director and officer of the Company, as indicated below his signature:

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel E. Somers, Nicholas S. Cyprus, and Edward M. Dwyer, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and officer of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto, and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of January, 1999.



                            C. Michael Armstrong
                            Chairman of the Board and Chief Executive Officer

                               POWER OF ATTORNEY



New York, New York
January 20, 1999


KNOW ALL MEN BY THESE PRESENTS:

               WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $10.0 billion of Notes and Warrants to be offered by the Company; and

               WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Nicholas S. Cyprus and Edward M. Dwyer, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto, and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of January, 1999.


                                     Daniel E. Somers
                                     Senior Executive Vice President and Chief
                                       Financial Officer

                               POWER OF ATTORNEY


New York, New York
January 20, 1999


KNOW ALL MEN BY THESE PRESENTS:

               WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $10.0 billion of Notes and Warrants to be offered by the Company; and

               WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel E. Somers and Edward M. Dwyer, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto, and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of January, 1999.


                                         Nicholas S. Cyprus
                                         Vice President and Controller

                               POWER OF ATTORNEY


New York, New York
January 20, 1999


KNOW ALL MEN BY THESE PRESENTS:

               WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $10.0 billion of Notes and Warrants to be offered by the Company; and

               WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel E. Somers, Nicholas S. Cyprus, and Edward M. Dwyer, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto, and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of January, 1999.


                                             Kenneth T. Derr
                                             Director

                               POWER OF ATTORNEY


New York, New York
January 20, 1999


KNOW ALL MEN BY THESE PRESENTS:

               WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $10.0 billion of Notes and Warrants to be offered by the Company; and

               WHEREAS, the undersigned is a director of the Company, as indicated below her signature:

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel E. Somers, Nicholas S. Cyprus, and Edward M. Dwyer, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto, and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of January, 1999.


                                              M. Kathryn Eickhoff
                                              Director

                               POWER OF ATTORNEY


New York, New York
January 20, 1999


KNOW ALL MEN BY THESE PRESENTS:

               WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $10.0 billion of Notes and Warrants to be offered by the Company; and

               WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel E. Somers, Nicholas S. Cyprus, and Edward M. Dwyer, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto, and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of January, 1999.


                                              Walter Y. Elisha
                                              Director

                               POWER OF ATTORNEY


New York, New York
January 20, 1999


KNOW ALL MEN BY THESE PRESENTS:

               WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $10.0 billion of Notes and Warrants to be offered by the Company; and

               WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel E. Somers, Nicholas S. Cyprus, and Edward M. Dwyer, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto, and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of January, 1999.


                                              George M.C. Fisher
                                              Director

                               POWER OF ATTORNEY


New York, New York
January 20, 1999


KNOW ALL MEN BY THESE PRESENTS:

               WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $10.0 billion of Notes and Warrants to be offered by the Company; and

               WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel E. Somers, Nicholas S. Cyprus, and Edward M. Dwyer, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto, and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of January, 1999.


                                               Donald V. Fites
                                               Director

                               POWER OF ATTORNEY


New York, New York
January 20, 1999


KNOW ALL MEN BY THESE PRESENTS:

               WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $10.0 billion of Notes and Warrants to be offered by the Company; and

               WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel E. Somers, Nicholas S. Cyprus, and Edward M. Dwyer, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto, and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of January, 1999.


                                              Ralph S. Larsen
                                              Director

                               POWER OF ATTORNEY



New York, New York
January 20, 1999


KNOW ALL MEN BY THESE PRESENTS:

               WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $10.0 billion of Notes and Warrants to be offered by the Company; and

               WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel E. Somers, Nicholas S. Cyprus, and Edward M. Dwyer, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto, and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of January, 1999.


                                              Donald F. McHenry
                                              Director

                               POWER OF ATTORNEY


New York, New York
January 20, 1999


KNOW ALL MEN BY THESE PRESENTS:

               WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $10.0 billion of Notes and Warrants to be offered by the Company; and

               WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel E. Somers, Nicholas S. Cyprus, and Edward M. Dwyer, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto, and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of January, 1999.


                                              Michael I. Sovern
                                              Director

                               POWER OF ATTORNEY


New York, New York
January 20, 1999


KNOW ALL MEN BY THESE PRESENTS:

               WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $10.0 billion of Notes and Warrants to be offered by the Company; and

               WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel E. Somers, Nicholas S. Cyprus, and Edward M. Dwyer, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto, and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of January, 1999.


                                              Sanford I. Weill
                                              Director

                               POWER OF ATTORNEY


New York, New York
January 20, 1999


KNOW ALL MEN BY THESE PRESENTS:

               WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $10.0 billion of Notes and Warrants to be offered by the Company; and

               WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel E. Somers, Nicholas S. Cyprus, and Edward M. Dwyer, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto, and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of January, 1999.


                                              Thomas H. Wyman
                                              Director

                               POWER OF ATTORNEY


New York, New York
January 20, 1999


KNOW ALL MEN BY THESE PRESENTS:

               WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $10.0 billion of Notes and Warrants to be offered by the Company; and

               WHEREAS, the undersigned is both a director and officer of the Company, as indicated below his signature:

               NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel E. Somers, Nicholas S. Cyprus, and Edward M. Dwyer, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director and officer of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto, and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of January, 1999.


                                              John D. Zeglis
                                              President and Director